UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2016

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Company Sells CVS Ferrari srl

On December 22, 2016, Manitex International, Inc. (the “Company”) completed the sale of its CVS Ferrari S.r.l. (“CVS”) subsidiary to two Italian companies BP S.r.l. and NEIP III S.p.A. (collectively the “Purchasers”) for $5 million in cash, and the assumption of $14 million of net CVS debt (the “Transaction”). The Transaction was consummated pursuant to a Sale and Purchase Agreement between the Company and the Purchasers (the “Purchase Agreement”). The Purchasers are privately-held manufacturers and service providers for terminal handling equipment provided around the world. As part of the transaction, the Company retained the operations of CVS’s Valla division, which offers a full range of electric precision pick and carry cranes.

The description of the terms and conditions of the Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the first paragraph under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and the related notes thereto giving effect to the Transaction are attached hereto as Exhibit 99.2.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by the Company announcing the closing of the Transaction is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

Attached as Exhibit 99.1 hereto and incorporated by reference are an unaudited pro forma consolidated statement of financial condition as of September 30, 2016 and unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2016 and the year ended December 31, 2015, in each case giving pro forma effect to the sale of CVS.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ David H. Gransee
Name:	David H. Gransee
Title:	Vice President and CFO

Date: December 28, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1	Sale and Purchase Agreement by and among Manitex International, Inc., BP S.r.l. and NEIP III S.p.A.*

99.1	Press Release dated December 27, 2016

99.2	Unaudited condensed pro forma financial information of Manitex International, Inc.

*

The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.